UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 19, 2004

GS Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	0-22269	72-1341014
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Blvd.

Metairie, LA 70002

(Address of Principal Executive Offices)

(504) 457-6220

Registrant's Telephone Number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Item 7:

FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

a)

None

a)

None

b)

Exhibits.

99.1	Press Release dated April 19, 2004.

Item 12:

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 19, 2004, GS Financial Corp. issued a press release announcing its estimated first quarter 2004 results.  A copy of that press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GS FINANCIAL CORP.

Date:	April 19, 2004
By:	/s/ Donald C. Scott
Donald C. Scott Chairman of the Board, President and Chief Executive Officer